                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  October 1, 2004
                                                         -----------------

                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-18863                 59-3392443
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                  32250
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code  (904) 741-5400
                                                           ----------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

GOVERNMENT CONTRACT AWARDS

     On October 1, 2004, Armor Holdings, Inc. (the "Company") announced that it received new contract awards in the amount of $100 million to provide additional
M1114 Up-Armored HMMWVs to the U.S. Army and various other customers. In addition to supplying more M1114 Up-Armored HMMWVs to the U.S. Army, the Company will supply M1114 Up-Armored HMMWVs to the U.S. Air Force, a U.S. Federal Agency
and international customers under the Foreign Military Sales Program. Pursuant to the awards, the Company will also supply gunner protection kits for the M1114
Up-Armored HMMWVs, spare parts and additional supplemental armor components. The
Company also announced that the terms of the new multi-year contract for the supply of M1114 Up-Armored HMMWVs through 2008 have been finalized.

     On October 5, 2004, the Company announced that it received a contract award from Oshkosh Truck Company valued at approximately $115 million to support the
U.S. Marine Corps Medium Tactical Truck Vehicle Replacement Program ("MTVR").
Pursuant to the award, the Company will provide to Oshkosh Truck Company armor component systems integration, program management and systems engineering support. In connection with the award, the Company will outsource the production of MTVR armor kits to be delivered to the U.S. Marine Corps primarily in 2005.

     There is no material relationship between the Company or any of its affiliates and the other parties to the awards summarized above, other than in respect of such awards.

     Copies of the Press Releases relating to the awards referenced above are attached to this report as Exhibits 99.1 and 99.2, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Press Releases and the awards described therein is not intended to be complete and is qualified in its entirety by the complete text of the Press
Releases attached hereto as Exhibits 99.1 and 99.2.

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Item 9.01. Financial Statements and Exhibits
           ---------------------------------

     (c) Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit     Description
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99.1        Press Release dated October 1, 2004

99.2        Press Release dated October 5, 2004

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2004

                                   ARMOR HOLDINGS, INC.

                               By: /s/ Philip A. Baratelli
                                   --------------------------------------------
                                   Name:  Philip A. Baratelli
                                   Title: Corporate Controller, Treasurer and
                                          Secretary

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                                  EXHIBIT INDEX

Number            Exhibit
------            -------

Exhibit 99.1      Press Release dated October 1, 2004

Exhibit 99.2      Press Release dated October 5, 2004